EXHIBIT 99.2
                                  ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Home City Financial Corporation, (the "Company") on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Douglas L. Ulery, President and Chief Executive Officer, and Charles A. Mihal, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Douglas  L.  Ulery                         /s/  Charles  A.  Mihal
-----------------------------------------       -----------------------------
Douglas  L.  Ulery                              Charles  A.  Mihal
President  and  Chief  Executive  Officer       Treasurer and Chief Financial
Officer

August  13,  2002                                August  13,  2002
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Date:                                            Date: